Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies, in his capacity as an officer of EarthShell Corporation (the "Company") for the purposes of 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      (1) The Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2004 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 9, 2004

By: /s/ SIMON K. HODSON
    --------------------------
    Simon K. Hodson
    Chief Executive Officer

By: /s/ D. SCOTT HOUSTON
    --------------------------
    D. Scott Houston
    Chief Financial Officer